UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2010

Kaiser Aluminum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52105	943030279
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200, Foothill Ranch, California		92610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-614-1740

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously disclosed, Anglesey Aluminium Metal Ltd. ("Anglesey"), jointly owned by Kaiser Aluminum Corporation (the "Company") and Rio Tinto Alcan ("Rio Tinto"), fully curtailed its smelting operations at the end of September 2009. On September 8, 2010, Anglesey issued a press release confirming that all smelting related activities at the Anglesey facility will be de-commissioned. Following the cessation of its smelting operations in September 2009, Anglesey operated and expects to continue to operate as a remelt and casting facility producing value added products such as ingot and billet. A copy of the Anglesey press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release issued by Anglesey Aluminium Metal Ltd. dated September 8, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

September 10, 2010	By:	John M. Donnan

Name: John M. Donnan
Title: Senior Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Anglesey Aluminium Metal Ltd. dated September 8, 2010.